                                SECURED TERM NOTE

$6,000,000.00                                                 September 14, 2001

        FOR VALUE RECEIVED, and intending to be legally bound, the undersigned, THE TRIZETTO GROUP, INC., a Delaware corporation, CREATIVE BUSINESS SOLUTIONS, INC., a Texas corporation, FINSERV HEALTH CARE SYSTEMS, INC., a New York corporation, HEALTHCARE MEDIA ENTERPRISES, INC., a Delaware corporation, HEALTHWEB, INC., a Delaware corporation, MARGOLIS HEALTH ENTERPRISES, INC., a California corporation, NOVALIS CORPORATION, a Delaware corporation, TRIZETTO APPLICATION SERVICES, INC., a Colorado corporation, DIGITAL INSURANCE SYSTEMS CORPORATION, an Ohio corporation, HEALTH NETWORKS OF AMERICA, INC., a Maryland corporation, NOVALIS DEVELOPMENT CORPORATION, a Delaware corporation, NOVALIS DEVELOPMENT & LICENSING CORPORATION, an Indiana corporation, NOVALIS SERVICES CORPORATION, a Delaware corporation, ERISCO, INC., a New York corporation, RESOURCE INFORMATION MANAGEMENT SYSTEMS, INC., an Illinois corporation, WINTHROP FINANCIAL GROUP, INC., an Illinois corporation, OPTION SERVICES GROUP, INC., an Illinois corporation and INFOTRUST COMPANY, an Illinois corporation (collectively, "Borrower"), jointly and severally, promise to pay, in lawful money of the United States, to the order of HELLER HEALTHCARE FINANCE, INC., a Delaware corporation, its successors and assigns ("Lender"), the principal sum of SIX MILLION AND 00/100 DOLLARS ($6,000,000.00), or so much of such sum as shall have been advanced by Lender (the "Principal Sum") in accordance with the terms of this Secured Term Note (the "Note"), together with interest and other fees as further set forth in this Note, to be paid in accordance with the terms set forth below.

        1.     Principal and Interest.

               (a) If not sooner repaid, Borrower agrees to repay the Principal Sum by making the following payments to Lender: (i) on the first Business Day (as defined below) of each month hereunder beginning October 1, 2001, installment payments equal to Two Hundred Thousand and No/100 Dollars ($200,000.00) each; and (ii) a final payment, equal to the remaining amount of the Principal Sum (including any amount of the Principal Sum not repaid pursuant to Section 1(a)(i)), if any, plus all interest, fees and charges due Lender hereunder, on March 31, 2004 (the "Maturity Date"). The Maturity Date shall not be extended unless the term of the Loan and Security Agreement dated as of September 11, 2000 by and among Borrower and Lender pursuant to which Borrower and Lender have entered into a revolving credit arrangement in a principal amount not to exceed $14,000,000.00 (as such agreement may be amended, modified or restated from time to time, the "Loan Agreement"), is extended to the same date.

               (b) In addition to the repayment of the Principal Sum, Borrower promises to pay to Lender interest on the total amount of the Principal Sum on a monthly basis from the date of this Note until the Maturity Date. Interest shall be at a fluctuating rate per annum compounded daily (on the basis of the actual number of days elapsed over a year of 360 days) equal to the Prime Rate plus one percent (1.0%) (the "Base Rate"), provided that after an Event of Default (as defined below) such rate shall be equal to the Base Rate plus five percent (5%) (the "Default Interest Rate"). For purposes of the foregoing, the term "Prime Rate" means that rate of interest designated as such by Citibank, N.A. (the "Bank"), or any successor to the Bank, as the rate may from time to time fluctuate. If the Bank ceases to designate such a base lending rate, Lender shall reasonably select an alternate, nationally recognized commercial bank as the designator of such interest rate. Accrued interest shall be payable monthly in arrears on the last Business Day of each month hereunder beginning October 31, 2001 and continuing through and including the Maturity Date. After the Maturity Date, and until the entire Principal Sum plus any other amount due and unpaid shall be paid in full, without limiting any of Lender's other rights and remedies, all outstanding amounts of the Principal Sum shall bear interest, payable on demand, at the Default Interest Rate, but in no event shall the interest payable exceed the maximum lawful rate.

               (c) Repayment of Borrower's obligations under this Note is secured by, among other things, the Collateral defined and described in Section 7 of this Note.

        2. Fees. In consideration for the extension of credit by Lender as evidenced by this Note, Borrower shall pay to Lender a commitment fee (the "Commitment Fee") in the amount of Fifty Thousand and No/100 Dollars ($50,000.00), which shall be due and payable on the date of execution and delivery of this Note by Borrower making payment of such Commitment Fee in full in immediately available funds to a bank account designated by Lender.

        3. Additional Payments. Borrower further promises to pay to Lender, immediately upon demand any and all other sums and charges that may at the time become due and payable under this Note, and all reasonable costs and disbursements in connection with the preparation of this Note (including without limitation reasonable attorneys' fees (both in-house and outside counsel, as applicable), audit fees and search fees), and in the collection of any payments due under this Note and in any action, suit or proceeding to protect, sustain or enforce the rights and remedies of Lender under this Note; provided that Lender agrees that its attorneys' fees in connection with the preparation and negotiation of this Note shall not in any event exceed $12,500.00. If Lender uses in-house counsel for any of the above purposes other than the preparation and negotiation of this Note (i.e., for any task in connection with the enforcement, protection or preservation of any right or claim of Lender and the collection of any amounts due under its Loan Documents), Borrower further agrees that its obligations under this Note and under the Loan Documents include reasonable charges for such work commensurate with the fees that would otherwise be charged by outside legal counsel selected by Lender for the work performed. Borrower shall pay all taxes (other than taxes based upon or measured by Lender's income or revenues or any personal property tax), if any, in connection with the issuance of the Note and the recording of the security documents therefor. The obligations of Borrower under this Section 3 shall survive the payment of Borrower's indebtedness under this Note and the termination of this Note.

        4.     Conditions to Borrowing; Prepayment.

               (a) Subject to the terms and conditions of this Note, Lender shall make available to Borrower the Principal Sum in immediately available funds not later than 12:00 Noon (Maryland time) on the Business Day on which the following conditions precedent are satisfied:

                      (i) Borrower shall have executed and delivered or caused to be executed and delivered to Lender the following documents (collectively, the "Loan Documents"):

                             (A)    This Note duly executed by an authorized
officer of each entity comprising Borrower;

                             (B)    That certain Amendment No. 3 to Loan and
Security Agreement dated of even date with this Note by and among the Borrower and Lender (the "Amendment") duly executed by an authorized officer of each entity comprising Borrower;

                             (C)    That certain Third Amended and Restated
Revolving Credit Note dated of even date with the Amendment duly executed by an authorized officer of each entity comprising Borrower and made payable to Lender;

                             (D)    A certificate of the secretary of each
entity comprising Borrower certifying: (1) resolutions of Borrower or other evidence reasonably satisfactory to Lender that the borrowing of the Loan and the execution, delivery and performance of the Loan Documents have been duly and properly authorized by all necessary action of the Borrowers and (2) the names and signatures of the officers of the Borrowers authorized to execute documents on its behalf in connection herewith; and

                             (E)    All other documents, certificates and
agreements deemed reasonably necessary or appropriate by Lender to effectuate the transactions described in this Note; and

                             (F)    A certificate of the chief financial officer
of each entity comprising Borrower, dated the Closing Date, certifying that all of the conditions specified in this Section 4 have been fulfilled.

                      (ii) All representations, warranties and covenants contained in this Note or otherwise made in writing in connection with this Note or the other Loan Documents, or in connection with the Loan Agreement or the documents entered into in connection with the Loan Agreement (collectively with the Loan Agreement, the "Revolving Loan Documents"), by or on behalf of Borrower shall be true and correct in all material respects;

                      (iii) No Event of Default or any event that, with the giving of notice or the passage of time or both, could be a default or an Event of Default, shall have occurred or be continuing under this Note or any other Loan Documents; and

                      (iv) No Event of Default (as defined therein) shall have occurred or be continuing under the Loan Agreement or the Revolving Loan Documents.

               (b) Borrower hereby irrevocably authorizes Lender to disburse the full amount of the Principal Sum by wire transfer to such bank account as may be designated by Borrower from time to time or elsewhere if pursuant to written direction from Borrower.

               (c) Lender will account to Borrower monthly with a statement of advances, charges and payments made pursuant to this Note, and the account rendered by Lender shall be deemed final, binding and conclusive upon Borrower absent manifest error.

               (d) Borrower may prepay all or any part of the Principal Sum outstanding (inclusive of the Commitment Fee) without penalty, together with all interest accrued on the Principal Sum and all other sums that are payable pursuant to this Note and terminate this Note without penalty.

               (e) By completing the closing under this Note, Lender does not waive a breach of any representation, warranty or covenant of Borrower under this Note or under any other Loan Documents, and all of Lender's claims and rights resulting from any breach or misrepresentation by Borrower are specifically reserved by Lender.

               (f) All outstanding principal, interest, fees and other amounts due under this Note shall be prepaid in full simultaneously with repayment of all Obligations under the Loan Agreement and/or the termination of the Loan Agreement or the Revolving Loan Documents for any reason.

        5. Payment Office. The Principal Sum, the interest on the Principal Sum, and any other amounts payable under this Note are payable in lawful money of the United States of America at the office of Lender, at 2 Wisconsin Circle, 4th Floor, Chevy Chase, Maryland 20815, Attention: Pascale Bissainthe, Chief Counsel, or at such other place as Lender may specify in writing to Borrower. Any payment in other than immediately available funds shall be subject to collection. Interest shall continue to accrue until the funds by which payment is made are available to Lender for its use. Any payment stated to be due on a day on which banks in Maryland are required or permitted to be closed for business shall be due and payable on the next business day (each such day, a "Business Day") and such extension of time shall be included in the computation of interest in connection with such payment.

        6. No Presentment; Acceleration. On the Maturity Date or upon the occurrence of an Event of Default, the outstanding Principal Sum, accrued and unpaid interest on the Principal Sum, and all other sums owed by Borrower to Lender in connection with this Note (including without limitation the Commitment
Fee) or the other Loan Documents shall become and be immediately due and payable upon declaration to that effect delivered by Lender to Borrower; provided that on the happening of any event specified in Section 12(f), this Note shall be immediately due and payable without declaration or other notice to Borrower. Borrower hereby expressly waives any presentment for payment, demand for payment, notice of nonpayment or dishonor, protest and notice of protest of any kind.

        7. Security Agreement. This Note shall constitute a security agreement as that term is used in the UCC and Borrower hereby grants to Lender, to secure Borrower's obligations under this Note and the other Loan Documents, and under the Loan Agreement and the Revolving Loan Documents, a security interest in the following (collectively, the "Collateral"); provided that, notwithstanding anything in this Section 7 to the contrary, the term "Collateral" shall not include any assets described below to the extent such assets are subject to a capital lease agreement if the grant of a security interest in such property to Lender hereunder would constitute a breach or violation of such capital lease agreement:

               (a) all of Borrower's now owned or hereafter acquired machinery, equipment, computer equipment, tools, tooling, furniture, fixtures, goods, supplies, materials, work in process, whether now owned or hereafter acquired, together with all additions, parts, fittings, accessories, special tools, attachments, and accessions now and hereafter affixed thereto and/or used in connection therewith, all replacements thereof and substitutions therefor, and all cash and non-cash proceeds and products thereof; provided that the aggregate net book value of all such items of Collateral described in this
Section 7(a) shall at all times during the term of this Note equal or exceed Twelve Million and No/100 Dollars ($12,000,000) (the "Minimum Net Book Value"); and

               (b) the proceeds (including, without limitation, insurance proceeds) of all of the foregoing.

        8. Use of Funds. Borrower covenants and agrees that the loan of the Principal Sum shall be used (a) to fund all or a portion of the purchase price for those acquisitions or proposed acquisitions described generally in Schedule 8 attached hereto and (b) for working capital and for other costs of Borrower arising in the ordinary course of Borrower's business.

        9. Representations. Each entity comprising Borrower hereby warrants and represents to Lender that:

               (a) Borrower is a corporation (i) duly incorporated, validly existing, and in good standing under the laws of its state of incorporation,
(ii) is in good standing as a foreign corporation in each jurisdiction in which the character of the properties owned or leased by it or the nature of its business makes such qualification necessary except where the failure to so qualify could not have a Material Adverse Effect (as defined below), (iii) has the corporate power and authority to own its assets and transact the business in which it is engaged, and (iv) has obtained all certificates, licenses and qualifications required under all laws, regulations, ordinances, or orders of public authorities necessary for the ownership and operation of all of its properties and transaction of all of its business, except where the failure to obtain such certificates, licenses and qualifications could not have a Material Adverse Effect. For the purposes of this Note, "Material Adverse Effect" shall mean any event or condition which, alone or when taken with other events or conditions occurring or existing concurrently with such event or condition (v) has or is reasonably expected to have a material adverse effect on the business, operations, condition (financial or otherwise), assets, liabilities, or properties of the Borrowers taken as a whole; (w) has or is reasonably expected to have any material adverse effect on the validity or enforceability of this Note or any Loan Document; (x) materially impairs or is reasonably expected to materially impair the ability of Borrower to pay and perform the obligations under this Note; (y) materially impairs or is reasonably expected to materially impair the ability of Lender to enforce its rights and remedies under this Note or any of the Loan Documents; or
(z) has or is reasonably expected to have any material adverse effect on the Collateral, the liens of Lender in the Collateral or the priority of such liens.

               (b) Borrower has full corporate power and authority to borrow the Loan and to enter into, execute, and deliver this Note, and to incur and perform its obligations under this Note and the other Loan Documents, all of which have been duly authorized by all necessary corporate action. Except as set forth on Schedule 9(b), no consent or approval of stockholders of, or lenders to, Borrower, and no consent, approval, filing or registration with any governmental authority is required as a condition to the validity of this Note or the other Loan Documents or the performance by Borrower of its obligations under this Note or the other Loan Documents.

               (c) This Note, when issued and delivered for value received, and all other Loan Documents constitute the valid and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms.

               (d) The execution and delivery by Borrower of this Note and the other Loan Documents do not, and the performance of Borrower's obligations under this Note and the other Loan Documents will not, violate, conflict with, constitute a default under, or result in the creation of a lien or encumbrance (other than a lien, security interest, charge or other encumbrance in favor of Lender) upon the property of Borrower under (i) any provision of Borrower's certificate of incorporation or bylaws, (ii) any provision of any law, rule or regulation applicable to Borrower, or (iii) any of the following (A) any indenture or other agreement or instrument to which Borrower is a party or by which Borrower or its property is bound (other than indentures, agreements and instruments, the violation, conflicts, or defaults of which, individually or in the aggregate, do not have a Material Adverse Effect), or (B) any judgment, order or decree of any court, arbitration tribunal, or governmental entity which is applicable to Borrower or Borrower's properties or assets, other than such judgments, orders or decrees from such governmental entities, the violation of which, individually or in the aggregate, do not have a Material Adverse Effect.

               (e) Except as disclosed in Schedule 9(e), there are no actions, suits, proceedings or investigations pending or threatened against Borrower before any court or arbitrator or before or by any Governmental Authority which, in any one case or in the aggregate, if determined adversely to the interests of Borrower, could have a Material Adverse Effect on the business, properties, condition (financial or otherwise) or operations, current or prospective, of Borrower, or upon its ability to perform its obligations under the Loan Documents. Borrower is not in default with respect to any order of any court, arbitrator, or Governmental Authority applicable to Borrower or its properties.

               (f) The audited financial statements of Borrower as of and for the period ending December 31, 2000 and the unaudited financial statements of Borrower as of and for the period ending June 30, 2001, all certified by the chief financial officer of Borrower, which were previously delivered to Lender, are true, correct and complete and fairly present the financial condition of

Borrower and the results of Borrower's operations and changes in financial condition as of the dates and for the periods referred to, and have been prepared in accordance with generally accepted accounting principles. There are no material unrealized or anticipated liabilities, direct or indirect, fixed or contingent, of Borrower as of the dates of such financial statements that are not reflected in the financial statements or the notes thereto. There has been no material adverse change in the business, properties, condition (financial or otherwise) of Borrower since December 31, 2000. Borrower's fiscal year ends on December 31.

               (g) Borrower is not in default under or with respect to any obligation in any respect that could have a Material Adverse Effect on its business, operations, property or financial condition, or that could have a Material Adverse Effect on the ability of Borrower to perform its obligations under this Note or the other Loan Documents. No Event of Default or event that, with the giving of notice or lapse of time, or both, could become an Event of Default, has occurred and is continuing.

               (h) Borrower has good and marketable title to its properties and assets, including the Collateral and the properties and assets reflected in the financial statements as described in paragraph (f) above, subject to no lien, mortgage, pledge, encumbrance or charge of any kind, other than Permitted Liens. Borrower has not agreed or consented to cause any of its properties or assets, whether owned now or hereafter acquired, to be subject in the future (upon the happening of a contingency or otherwise) to any lien, mortgage, pledge, encumbrance or charge of any kind, other than Permitted Liens. For purposes of this Agreement "Permitted Liens" shall mean: (i) deposits or pledges to secure obligations under workmen's compensation, social security or similar laws, or under unemployment insurance; (ii) deposits or pledges to secure bids, tenders, contracts (other than contracts for the payment of money), operating and capital leases, statutory obligations, surety and appeal bonds and other obligations of like nature arising in the ordinary course of business; (iii) mechanic's, workmen's, materialmen's or other like liens arising in the ordinary course of business with respect to obligations which are not due, or which are being contested in good faith by appropriate proceedings which suspend the collection thereof and in respect of which adequate reserves have been made (provided that such proceedings do not, in Lender's sole discretion, involve any substantial risk of the sale, loss or forfeiture of such property or assets or any interest therein); (iv) liens and encumbrances in favor of Lender; (v) liens on equipment of Borrower to secure borrowed money incurred for the sole purpose of financing all or a portion of the purchase price of the equipment subject to such lien (i.e. purchase money security interests) in the ordinary course of business; and (vi) liens set forth on Schedule 9(h).

               (i) Borrower has filed, or has obtained extensions for the filing of, all federal, state and other tax returns which are required to be filed, and has paid all taxes shown as due on those returns and all assessments, fees and other amounts due as of the date hereof. All tax liabilities of Borrower were, as of December 31, 2000 and are now, adequately provided for on Borrower's books. No tax liability has been asserted by the Internal Revenue Service or other taxing authority against Borrower for taxes in excess of those already paid. Immaterial exceptions to this Section 9(i) are set forth on
Schedule 9(i)

               (j) The use of the proceeds of the Loan and Borrower's issuance of this Note will not, directly or indirectly, violate or result in a violation of the Securities Act of 1933 or the Securities Exchange Act of 1934, as amended, or any regulations issued pursuant thereto, including without limitation Regulations U, T, or X of the Board of Governors of the Federal Reserve System. Borrower is not engaged in the business of extending credit for the purpose of the purchasing or carrying "margin stock" within the meaning of those regulations. No part of the proceeds of the Loan will be used to purchase or carry any margin stock or to extend credit to others for such purpose.

               (k) Borrower is not an investment company within the meaning of the Investment Company Act of 1940, as amended, nor is it, directly or indirectly, controlled by or acting on behalf of any Person which is an investment company within the meaning of that Act.

               (l) Borrower is not in violation of any statute, rule or regulation of any governmental authority (including, without limitation, any statute, rule or regulation relating to employment practices or to environmental, occupational and health standards and controls), the violation of which could, individually or in the aggregate, have a Material Adverse Effect. Borrower has obtained all licenses, permits, franchises, and other governmental authorizations necessary for the ownership of its properties and the conduct of its business, unless the failure to obtain such licenses, individually or in the aggregate, could not have a Material Adverse Effect. Borrower is current with all reports and documents required to be filed with any state or federal securities commission or similar governmental authority and is in full compliance with all applicable rules and regulations of such commissions, unless the failure to comply, individually or in the aggregate, could not have a Material Adverse Effect.

               (m) To Borrower's best knowledge, no use, exposure, release, generation, manufacture, storage, treatment, transportation or disposal of hazardous material has occurred or is occurring on or from any real property on which the Collateral is located (the "Premises") or which is owned, leased or otherwise occupied by Borrower, or has occurred off the Premises as a result of any action of Borrower. To Borrower's best knowledge, all hazardous material used, treated, stored, transported to or from, generated or handled on the Premises, or off the Premises by Borrower, has been disposed of on or off the Premises by or on behalf of Borrower in a lawful manner. To Borrower's best knowledge, there are no underground storage tanks present on or under the Premises owned or leased by Borrower. To Borrower's best knowledge, no other environmental, public health or safety hazards exist with respect to the Premises.

               (n) The only places of business of Borrower, and the places where it keeps and intends to keep the Collateral and records concerning the Collateral, are at the addresses set forth in Schedule 9(n), which also lists the owner of record of each such property. Immaterial exceptions to this Section 9(n) are set forth on Schedule 9(n).

               (o) Borrower exclusively owns or possesses all the patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, franchises, licenses, and rights with respect to the foregoing necessary for the current and planned future conduct of its business, without any conflict with the rights of others, except to the extent that failure to own or possess such property could not have a Material Adverse Effect. A list of all such patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, franchises, licenses, and rights with respect to the foregoing (indicating the nature of Borrower's interest), as well as all outstanding franchises and licenses given by or held by Borrower, is attached as
Schedule 9(o), except for such patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, franchises, licenses, and rights with respect to the foregoing (indicating the nature of Borrower's interest) which in the aggregate could not have a Material Adverse Effect. Borrower is not in default of any obligation or undertaking with respect to such intellectual property or rights. Borrower is not infringing on any patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, franchises, licenses, any rights with respect to the foregoing, or any other intellectual property rights of others except for infringement which individually or in the aggregate could not have a Material Adverse Effect, and the Borrower is not aware of any infringement by others of any such rights owned by Borrower.

               (p) The identity of the greater than five percent (5%) stockholders of record of all classes of the outstanding stock of Borrower, together with the respective ownership percentages held by such stockholders as of February 28, 2001, are as set forth in the Annual Report on Form 10-K of The TriZetto Group, Inc. ("TriZetto") filed with the Securities and Exchange Commission on April 2, 2001 and certain changes in the beneficial ownership of certain individuals or entities are reflected in the Prospectus of TriZetto dated June 13, 2001.

               (q) Neither this Note nor any other Loan Document nor any other agreement, document, certificate, or statement furnished to Lender by or on behalf of Borrower in connection with the transactions contemplated hereby contains any untrue statement of material fact or omits to state a material fact necessary to make the statements contained in this Note or in the other Loan Documents or such other documents not misleading. Except as disclosed in the "risk factors" section of the Borrower's Annual Report on Form 10-K and subsequent filings with the Securities and Exchange Commission, there is no fact known to Borrower that would have a Material Adverse Effect or in the future could have a Material Adverse Effect on the business, operations, affairs or financial condition of Borrower, or any of its properties or assets.

               (r) Borrower does not own or hold any equity or long-term debt investments in, have any outstanding advances to, have any outstanding guarantees for the obligations of, or have any outstanding borrowings from, any Person except as otherwise disclosed in the financial statements and except to the extent such items, individually or in the aggregate, could not have a Material Adverse Effect on Borrower. Except as otherwise disclosed in the financial statements of the Borrower, Borrower is not a party to any contract or agreement, or subject to any corporate restriction, which could have a Material Adverse Effect.

               (s) Within five (5) years before the date of this Note, neither the business, property or assets, or operations of Borrower has been adversely affected in any way by any strike, lockout, combination of workers, or order of the United States of America or other governmental authority, directed against Borrower. There are no pending or, to Borrower's best knowledge, threatened labor disputes, strikes, lockouts, or similar occurrences or grievances against Borrower or its business, which individually or in the aggregate could have a Material Adverse Effect on Borrower.

               (t) Within five (5) years before the date of this Note, Borrower has not conducted business under or used any other name (whether corporate, partnership or assumed) except as listed on Schedule 9(t). Borrower is the sole owner of all names listed on that Schedule and any and all business done and invoices issued in such names are Borrower's sales, business, and invoices. Each trade name of Borrower represents a division of Borrower and not an Affiliate (except for any Affiliate that is also a "Borrower" hereunder). For purposes hereof, "Affiliate" means, with respect to any specified Person, any Person directly or indirectly controlling, controlled by, or under common control with the specified Person, including without limitation their stockholders and any Affiliates thereof. A Person shall be deemed to control a corporation or other entity if the Person possesses, directly or indirectly, the power to direct or cause the direction of the management and business of the corporation or other entity, whether through the ownership of voting securities, by contract or otherwise.

               (u) Except for Borrower entities which are subsidiaries of other Borrower entities and except as set forth on Schedule 9(u), Borrower has no subsidiaries. None of the subsidiaries set forth on Schedule 9(u) has any assets or operations.

        10.    Affirmative Covenants.

               Each entity constituting Borrower covenants and agrees that until this Note shall be repaid in full:

               (a) Financial Statements and Collateral Reports. Borrower will furnish to Lender (i) a sales and collections report and accounts receivable aging schedule on a form acceptable to Lender within fifteen (15) Business Days after the end of each calendar month, which shall include, but not be limited to, a report of sales, credits issued, and collections received; (ii) payables aging schedules within fifteen (15) Business Days after the end of each calendar month; (iii) internally prepared unaudited monthly financial statements for Borrower, certified by the chief financial officer (or other financial officer if such other financial officer has executed the secretary's certificate on file with Lender) of Borrower, within twenty (20) Business Days of the end of each calendar month; (iv) all unaudited quarterly financial statements for Borrower, certified by the chief financial officer of Borrower, within forty five (45) calendar days of the end of each calendar month (including the last month of any fiscal quarter or fiscal year); (v) INTENTIONALLY DELETED; (vi) to the extent prepared and otherwise disclosed, annual projections, profit and loss statements, balance sheets, and cash flow reports (prepared on a monthly basis) for the succeeding fiscal year within forty-five (45) Business Days before the end of each of Borrower's fiscal years; (vii) annual audited financial statements for Borrower prepared by a firm of independent public accountants satisfactory to Lender, within one hundred twenty (120) calendar days after the end of each of Borrower's fiscal years; (vii) promptly upon receipt thereof, copies of any reports submitted to Borrower by the independent accountants in connection with any interim audit of the books of Borrower and copies of each management control letter provided to Borrower by independent accountants, unless the disclosure of such reports is prohibited by applicable laws; (ix) as soon as available, copies of all financial statements and notices provided by Borrower to all of its stockholders; and (x) such additional information, reports or statements as Lender may from time to time reasonably request. Annual financial statements shall set forth in comparative form figures for the corresponding periods in the prior fiscal year. All financial statements shall include a balance sheet and statement of earnings and shall be prepared in accordance with GAAP.

               (b) Payments Hereunder. Borrower will make all payments of principal, interest, fees, and all other payments required under this Note, and under any other agreements with Lender to which Borrower is a party, as and when due.

               (c) Existence, Good Standing, and Compliance with Laws. Borrower will do or cause to be done all things necessary (except where the failure to do so could not have a Material Adverse Effect), to (i) obtain and keep in full force and effect all corporate existence, rights, licenses, privileges, and franchises of Borrower necessary to the ownership of its property or the conduct of its business, and comply with all applicable present and future laws, ordinances, rules, regulations, orders and decrees of any governmental authority having or claiming jurisdiction over Borrower; and (ii) maintain and protect the properties used or useful in the conduct of the operations of Borrower, in a prudent manner, including without limitation the maintenance at all times of such insurance upon its insurable property and operations as required by law or by subsection (e) below.

               (d) Taxes and Charges. Borrower will timely file all tax reports and pay and discharge all taxes, assessments and governmental charges or levies imposed upon Borrower, or its income or profits or upon its properties or any part thereof, before the same shall be in default and prior to the date on which penalties attach thereto, as well as all lawful claims for labor, material, supplies or otherwise which, if unpaid, might become a lien or charge upon the properties or any part thereof of Borrower; provided, however, that Borrower shall not be required to pay and discharge or cause to be paid and discharged any such tax, assessment, charge, levy or claim so long as the validity or amount thereof shall be contested in good faith and by appropriate proceedings by Borrower, as determined in the reasonable judgement of Lender, and Borrower shall have set aside on their books adequate reserve therefor; and provided further, that such deferment of payment is permissible only so long as Borrower's title to, and its right to use, the Collateral is not adversely affected thereby and Lender's lien and priority on the Collateral are not adversely affected, altered or impaired thereby.

               (e) Insurance. Borrower will carry adequate public liability and professional liability insurance with responsible companies reasonably satisfactory to Lender in such amounts and against such risks as is customarily maintained by similar businesses and by owners of similar property in the same general area.

               (f) General Information. Borrower will furnish to Lender such information as Lender may, from time to time, reasonably request with respect to the business or financial affairs of Borrower, and permit any officer, employee or agent of Lender to visit and inspect (upon reasonable notice of not less than two (2) Business Days) any of the properties during regular business hours, to examine the minute books, books of account and other records, including management letters prepared by Borrower's auditors, of Borrower, and make copies thereof or extracts therefrom, and to discuss its and their business affairs, finances and accounts with, and be advised as to the same by, the accountants and officers of Borrower, all at such times and as often as Lender may reasonably require.

               (g) Maintenance of Property. Borrower will maintain, keep and preserve the Collateral in good repair, working order and condition, normal wear and tear excepted, and from time to time make all reasonably needful and proper repairs, renewals, replacements, betterments and improvements to the Collateral.

               (h) Notification of Events of Default and Adverse Developments. Borrower promptly will notify Lender upon the occurrence of: (i) any Event of Default; (ii) any event which, with the giving of notice or lapse of time, or both, is reasonably likely to constitute an Event of Default; (iii) any event, development or circumstance whereby the financial statements previously furnished to Lender hereunder fail in any material respect to present fairly, in accordance with GAAP, the financial condition and operational results of Borrower as of the dates of such financial statements; (iv) any judicial, administrative or arbitration proceeding pending against Borrower, and any judicial or administrative proceeding known by Borrower to be threatened against it which, if adversely decided, could have a Material Adverse Effect on the condition (financial or otherwise) or operations (present or prospective) of Borrower or which may expose Borrower to uninsured liability of $500,000.00 or more; (v) any default claimed by any other creditor for borrowed money of Borrower other than Lender in excess of $200,000; and (vi) any other development in the business or affairs of Borrower which may have a Material Adverse Effect; in each case describing the nature thereof and (in the case of notification under clauses (i) and (ii)) the action Borrower proposes to take with respect thereto.

               (i) Employee Benefit Plans. No employee benefit plan (a "Plan") subject to the Employee Retirement Income Security Act of 1974 ("ERISA") and regulations issued pursuant to ERISA that is maintained by Borrower or under which Borrower could have any material liability under ERISA (i) has failed to meet minimum funding standards established in Section 302 of ERISA, (ii) has failed to substantially comply with all applicable requirements of ERISA and of the Internal Revenue Code, including all applicable rulings and regulations thereunder, or (iii) has engaged in or been involved in a prohibited transaction (as defined in ERISA) under ERISA or under the Internal Revenue Code. Neither Borrower nor any member of a Controlled Group that includes Borrower has assumed, or received notice of a claim asserted against Borrower or another member of the Controlled Group for, withdrawal liability (as defined in the Multi-Employer Pension Plan Amendments Act of 1980, as amended) with respect to any multi-employer pension plan. Borrower has timely made when due all contributions with respect to any multi-employer pension plan in which it participates and no event has occurred triggering a material claim against Borrower for withdrawal liability with respect to any multi-employer pension plan in which Borrower participates.

               (j) Financial Records. Borrower shall keep current and accurate books of records and accounts in which full and correct entries will be made of all of its business transactions, and will reflect in its financial statements provided hereunder adequate accruals and appropriations to reserves, all in accordance with GAAP.

               (k) Places of Business. Borrower shall give fifteen (15) calendar days' prior written notice to Lender of any change in the location of any of its places of business, of the places where its records concerning its Accounts are kept, of the places where the Collateral is kept, or of the establishment of any new, or the discontinuance of any existing, places of business.

               (l) Business Conducted. Borrower shall continue in the business presently conducted by it using its commercially reasonable best efforts to maintain its customers and goodwill. Borrower shall not engage, directly or indirectly, in any line of business substantially different from the business conducted by it immediately prior to the Closing Date, or engage in business or lines of business which are not reasonably related thereto.

               (m) Litigation and Other Proceedings. Borrower shall give prompt notice to Lender of any litigation, arbitration, or other proceeding before any governmental authority against or affecting Borrower if the amount claimed is more than $500,000.00.

               (n) Licensure. Borrower will maintain all licenses necessary to conduct its business as currently conducted, and take any steps required to comply with any such new or additional requirements that may be imposed on Borrower, except where failure to do so could not have a Material Adverse Effect.

               (o) Tangible Net Worth. TriZetto will not at any time allow its "tangible net worth" to fall below $12,000,000. For purposes of this Section 10(r), "tangible net worth" shall be defined as TriZetto's net worth, on a consolidated basis, minus all intangibles, including without limitation goodwill, in each case calculated in accordance with GAAP; provided that, for purposes of calculating "tangible net worth", TriZetto shall be entitled to include deferred tax liability associated with any intangibles generated from acquisitions made by it.

               (p) Further Assurances. Borrower will defend its title to the Collateral against all persons and will, upon request of the Lender, (i) furnish such further assurances of title as may be reasonably required by the Lender,
(ii) deliver and execute or cause to be delivered and executed, in form and content reasonably satisfactory to the Lender, any financing statements, notices, certificates of title, and other documents and pay the cost of filing or recording the same in all public offices deemed necessary by the Lender, as well as any recordation, documentary, or transfer tax required by law to be paid in connection with such filing or recording, and (iii) do such other acts as the Lender may reasonably request in order to perfect, preserve, maintain, or continue the perfection of the Lender's security interest in the Collateral and/or its priority.

               (r) Excess Cash Balance. At all times throughout the term of this Note, Borrower shall maintain, in the accounts set forth on Schedule 10(r) and incorporated herein by reference, an excess cash balance, not including the proceeds of (i) the Loan made hereunder plus (ii) any and all Loans (as defined in the Loan Agreement) made by Lender under the Loan Agreement, equal, in the aggregate, to at least Six Million and No/100 Dollars ($6,000,000.00) (the "Cash Balance"); provided that, if at any time Borrower shall fail to maintain the Cash Balance as required hereunder, Borrower shall be required to notify Lender in writing of such event. For purposes hereof, "excess cash" shall mean Borrower's cash and cash equivalents, short-term investments, and certificates of deposit and/or commercial paper with a maturity date of greater than ninety (90) days that Borrower can sell on the open market at any time.

        11.    Negative Covenants.

               Each entity constituting Borrower covenants and agrees that until this Note shall be repaid in full:

               (a) Borrowing. Borrower will not create, incur, assume or suffer to exist any liability for borrowed money except: (i) indebtedness to Lender; (ii) indebtedness of Borrower secured by mortgages, encumbrances or liens permitted by Section 11(b); (iii) accounts payable to trade creditors and current operating expenses (other than for borrowed money) which are not aged more than one hundred twenty (120) calendar days from the billing date or more than thirty (30) calendar days from the due date, in each case incurred in the ordinary course of business and paid within such time period, unless the same are being contested in good faith and by appropriate and lawful proceedings, and Borrower shall have set aside such reserves, if any, with respect thereto as are required by GAAP and deemed adequate by Borrower and its independent accountants; (iv) borrowings incurred in the ordinary course of its business and not exceeding $100,000.00 in the aggregate outstanding at any one time; and (v) the indebtedness set forth on Schedule 11(a). Borrower will not make prepayments on any existing or future indebtedness for borrowed money to any third person or entity (other than Lender, to the extent permitted by this Note or any subsequent agreement between Borrower and Lender).

               (b) Liens and Encumbrances. Borrower will not create, incur, assume or suffer to exist any mortgage, pledge, lien or other encumbrance of any kind (including the charge upon property purchased under a conditional sale or other title retention agreement) upon, or any security interest in, any of the Collateral, whether now owned or hereafter acquired, except for Permitted Liens.

               (c) Restriction on Fundamental Changes; No Change in Operation or Control. Borrower will not: (i) enter into any transaction of merger or consolidation except as set forth on Schedule 11(c) hereof; (ii) liquidate, wind-up or dissolve itself (or suffer any liquidation or dissolution); (iii) convey, sell, lease, sublease (other than the subleases currently in existence as reflected on Borrower's financial statements), transfer or otherwise dispose of, in one transaction or a series of transactions, any of its assets, or the capital stock of any subsidiary of Borrower, whether now owned or hereafter acquired, other than in the ordinary course of business; or (iv) acquire by purchase or otherwise all or any substantial part of the business or assets of, or stock or other evidence of beneficial ownership of, any Person, other than such acquisitions as may be approved in writing by Lender; provided that Borrower shall be permitted to acquire by purchase or otherwise, on notice to Lender only but without Lender's prior approval as required hereunder, any business or assets of, or stock or other evidence of beneficial ownership of any Person, to the extent that the purchase price for any such acquisition, individually or together with all other acquisitions by Borrower hereunder on or after September 14, 2001, does not exceed $20,000,000. Borrower agrees that compliance with this Section 11(c) is a material inducement to Lender's advancing credit under this Agreement. Borrower further agrees that in addition to all other remedies available to Lender,

Lender shall be entitled to specific enforcement of the covenants in this
Section 11(c), including without limitation injunctive relief.

               (d) Sale and Leaseback. Borrower will not, directly or indirectly, enter into any arrangement whereby Borrower sells or transfers all or any part of its assets and thereupon and within one year thereafter rents or leases the assets so sold or transferred without the prior written notice to, and the prior express written consent of, Lender, which consent shall not be unreasonably withheld.

               (e) Dividends, Distributions, and Management Fees. Borrower will not make, declare or pay any dividends or distributions with respect to, purchase, redeem or otherwise acquire for value any of its outstanding stock now or hereafter outstanding, or return any capital of its stockholders, except pursuant to the Borrower's existing or future Restricted Stock Agreements or as otherwise approved by the Board of Directors of the applicable Borrower (provided, that such issuances, in the aggregate shall not exceed 10% of the outstanding shares of the capital stock of any such Borrower), nor shall Borrower pay management fees or fees of a similar nature to any person other than to other entities which constitute the Borrower (in accordance with the terms hereof); provided that, so long as no Event of Default is occurring or continuing hereunder, Borrower shall be permitted to pay dividends to its Affiliates (regardless of whether any such Affiliate is a "Borrower" hereunder).

               (f) Loans. Borrower will not make loans or advances to any Person, other than (i) trade credit extended in the ordinary course of its business (including advances provided to Customers pursuant to their respective Customer Contracts (as defined in the Loan Agreement) in the ordinary course of business; provided, Borrower provides prior written notice of such advances (i.e. which are in the ordinary course of business) at least five (5) Business Days prior to such any such advance), and (ii) advances for business travel and similar temporary advances made in the ordinary course of business to officers, stockholders, directors, and employees.

               (g) Contingent Liabilities. Borrower will not assume, guarantee, endorse, contingently agree to purchase or otherwise become liable upon the obligation of any Person, except by the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business (including advances provided to Customers pursuant to their respective Customer Contracts in the ordinary course of business; provided, Borrower provides prior written notice of such advances (i.e. which are in the ordinary course of business) at least five (5) Business Days prior to such any such advance).

               (h) Subsidiaries. Except for subsidiaries which are also certain of the entities which constitute Borrower and those subsidiaries set forth on Schedule 9(u), Borrower does not have, and will not form, any subsidiary, or make any equity investment in or any loan in the nature of an equity investment to, any other person, without the prior written consent of Lender, which consent shall not be unreasonably withheld. In the event that any subsidiary listed on Schedule 9(u) or any other subsidiary of a Borrower entity which is not a Borrower hereunder at any time acquires or otherwise obtains any assets or commences operations of any kind, Borrower shall immediately add such entity as a "Borrower" entity under this Note and shall ensure that such subsidiary as well as the other Borrower entities execute all documents required to include the collateral of such subsidiary in the Collateral hereunder.

               (i) Transactions with Affiliates and Subsidiaries. Borrower will not enter into any transaction, including without limitation the purchase, sale, or exchange of property, or the loaning or giving of funds to any Affiliate (except for any Affiliate that is also a "Borrower" hereunder) or subsidiary, except in the ordinary course of business and pursuant to the reasonable requirements of Borrower's business and upon terms substantially the same and no less favorable to Borrower as it would obtain in a comparable arm's length transaction with any Person not an Affiliate (except for any Affiliate that is also a "Borrower" hereunder) or subsidiary, and so long as the transaction is not otherwise prohibited under this Agreement. For purposes of the foregoing, Lender consents to the transactions described on Schedule 11(i). Notwithstanding the foregoing, no Borrower will transfer any assets to any subsidiary of Borrower identified on Schedule 9(u) or any other subsidiary of a Borrower entity which is not a Borrower hereunder nor cause any such subsidiary to commence operations without the prior written consent of Lender until such subsidiary is added as a "Borrower" entity hereunder as set forth in paragraph 11(h) above for purposes of including the assets of such subsidiary in the Collateral (provided, however, that Lender shall not be required to lend against the assets of such subsidiary added as a Borrower entity).

               (j)    Change in Capital Structure. Except as set forth on
Schedule 11(j)-1, there shall occur no change in Borrower's capital structure as set forth in Schedule 11(j)-2 without the prior written consent of Lender, which consent shall not be unreasonably withheld.

               (k) Contracts and Agreements. Borrower will not become or be a party to any contract or agreement which would breach this Note, or breach any other instrument, agreement, or document to which Borrower is a party or by which it is or may be bound, except for such breach which individually or in the aggregate could have a Material Adverse Effect.

               (l) Compliance with ERISA. Borrower will not permit with respect to any Plan covered by Title IV of ERISA any Prohibited Transaction or any Reportable Event.

               (m) Qualifications. Borrower will not amend, alter or suspend or terminate or make provisional in any material way, any qualification required to operate its business without the prior written consent of Lender, except in the event where such action could not have a Material Adverse Effect.

               (n) Use of Lender's Name. Borrower will not use Lender's name (or the name of any of Lender's affiliates) in connection with any of its business operations, except as required by law (provided, Lender is given prior notice of such usage). Borrower may disclose to third parties that Borrower has a borrowing relationship with Lender. Nothing contained in this Note is intended to permit or authorize Borrower to make any contract on behalf of Lender.

               (o) Margin Stock. Borrower will not carry or purchase any "margin security" within the meaning of Regulations U, T or X of the Board of Governors of the Federal Reserve System.

               (p) Truth of Statements and Certificates. Borrower will not furnish to Lender any certificate or other document that contains any untrue statement of a material fact or that omits to state a material fact necessary to make it not misleading in light of the circumstances under which it was furnished.

        12. Events of Default. The following events are each an "Event of Default" under this Note:

               (a) Borrower fails to make any payment of principal when due or fails to make any payment of interest, fees or other amounts owed to or for the account of Lender under this Note and such payment remains unpaid for ten
(10) calendar days after written notice of the default or breach from Lender to Borrower; or

               (b) Borrower has made any representations or warranties in this Note, the other Loan Documents, any financial statement delivered to Lender or otherwise in connection with this Note or the related transaction that contains any untrue statement of a material fact or omits a material fact necessary to make the statements contained in this Note or in such document or financial statement not misleading; or

               (c) Borrower shall fail to perform or observe, or cause to be performed or observed, any other term, obligation, covenant, condition or agreement contained in this Note or the other Loan Documents and any such failure shall have continued for a period of fifteen (15) Business Days after written notice of such failure; or

               (d) Any obligation of Borrower (other than its obligations under this Note) for the payment of borrowed money (excluding trade accounts payable) in an amount greater than $200,000 is not paid when due or within any applicable grace period, or such obligation becomes or is declared to be due and payable before the expressed maturity of the obligation, or there shall have occurred an event which, with the giving of notice or lapse of time, or both, would cause any such obligation to become, or allow any such obligation to be declared to be, due and payable; or

               (e) Borrower shall (i) apply for, or consent in writing to, the appointment of a receiver, trustee or liquidator; or (ii) file a voluntary petition seeking relief under the Bankruptcy Code, or be unable, or admit in writing Borrower's inability, to pay their debts as they become due; or (iii) make a general assignment for the benefit of creditors; or (iv) file a petition or an answer seeking reorganization or an arrangement or a readjustment of debt with creditors, apply for, take advantage, permit or suffer to exist the commencement of any insolvency, bankruptcy, suspension of payments, reorganization, debt arrangement, liquidation, dissolution or similar event, under the law of the United States or of any state in which Borrower is a resident; or (v) file an answer admitting the material allegations of a petition filed against Borrower in any such bankruptcy, reorganization or insolvency case or proceeding or (vi) take any action authorizing, or in furtherance of, any of the foregoing; or

               (f) Either (i) an involuntary case is commenced against Borrower and the petition is not contested within ten (10) calendar days or is not dismissed within sixty (60) calendar days after the commencement of the case or (ii) an order, judgment or decree shall be entered by any court of competent jurisdiction on the application of a creditor adjudicating Borrower bankrupt or insolvent, or appointing a receiver, trustee or liquidator of Borrower or of all or substantially all of the assets of Borrower and the order, judgment or decree shall continue unstayed and in effect for a period of sixty (60) calendar days or shall not be discharged within ten (10) calendar days after the expiration of any stay of such order, judgment, or decree; or

               (g) One or more final judgments in excess of $250,000 against Borrower or attachments against its property not fully and unconditionally covered by insurance shall be rendered by a court of record and shall remain unpaid, unstayed on appeal, undischarged, unbonded and undismissed for a period of twenty (20) calendar days; or

               (h) There shall occur any uninsured damage to or loss, theft or destruction of any portion of the Collateral that exceeds $500,000 in the aggregate; or

               (i) Borrower ceases any material portion of its business operations as presently conducted; or

               (j) Subject to applicable cure periods, Borrower breaches or violates the terms of, or a default or an event which, whether with notice or the passage of time, or both, is reasonably likely to constitute a default, occurs under any other existing or future agreement (related or unrelated) between Borrower and Lender; or

               (k) Any indication or evidence is received by Lender that Borrower may have directly or indirectly been engaged in any type of activity which, in Lender's discretion, may result in the forfeiture of any property of Borrower to any governmental authority, which default shall have continued unremedied for a period of fifteen (15) calendar days after written notice from Lender;

               (l) Borrower or any Affiliate of Borrower, shall challenge or contest, in any action, suit or proceeding, the validity or enforceability of this Note, or any of the other Loan Documents, the legality or the enforceability of any of the obligations under this Note or under any of the Loan Documents or the perfection or priority of any lien granted to Lender;

               (m) Borrower shall be criminally indicted or convicted under any law that could have a Material Adverse Effect;

               (n) There shall occur an adverse change in the financial condition or business prospects of Borrower (which change meets the standard of Material Adverse Effect hereunder), or Lender in good faith shall deem itself insecure as a result of acts or events bearing upon the financial condition of Borrower or the repayment of this Note, which default shall have continued unremedied for a period of twenty (20) calendar days after written notice from Lender; or

               (o) An Event of Default shall have occurred under the Loan Agreement or the Revolving Loan Documents.

        13.    Lender's Rights.

               (a) Upon the occurrence of an Event of Default under this Note or the other Loan Documents, Lender may, in addition to its rights and remedies set forth in Sections 6 and 7 above, proceed, to the extent permitted by law, to protect and enforce its rights either by suit in equity or by action at law, or both, whether for the specific performance of any covenant, condition or agreement contained in this Note or in aid of the exercise of any power granted in this Note, or proceed to enforce the payment of this Note or to enforce any other legal or equitable right of Lender. No right or remedy in this Note or the other Loan Documents, in the Loan Agreement or the Revolving Loan Documents or any in other agreement or instrument to the benefit of Lender is intended to be exclusive of any other right or remedy, and each and every such right or remedy shall be cumulative and shall be in addition to every other right and remedy given under this Note or now or hereafter existing at law or in equity or by statute or otherwise. Without limiting the generality of the foregoing, if the outstanding Principal Sum, or any of the other obligations of Borrower to Lender, including but not limited to any obligations of Borrower to Lender under the Loan Agreement or Revolving Loan Documents, shall not be paid when due, Lender shall not be required to resort to any particular security, right or remedy or to proceed in any particular order of priority, and Lender shall have the right at any time and from time to time, in any commercially reasonable manner and in any order, to enforce its security interests with respect to the Collateral, liens, rights and remedies, or any of them, as it deems appropriate in the circumstances, and apply the proceeds of any Collateral to the obligations of Borrower, in any order, under (x) this Note and the Loan Documents or (y) the obligations of Borrower under the Loan Agreement and the Revolving Loan Documents.

               (b) If an Event of Default has occurred as provided above and Borrower has not paid all amounts outstanding, including all principal, together with interest accrued on such amounts, upon demand by Lender, then Borrower shall pay to Lender interest on such outstanding amounts at a rate per annum equal to the Default Interest Rate from the date such outstanding amounts are due until the date this Note is paid in full. Borrower promises to pay all costs of collection, including reasonable attorneys' fees, if this Note is referred to an attorney for collection after the Event of Default.

        14. No Defenses. Borrower's obligations under this Note shall not be subject to any set-off, counterclaim or defense to payment that Borrower now has or may have in the future.

        15. No Waiver; Cumulative Rights. No failure or delay on the part of Lender in exercising any right, power or privilege under this Note or the other Loan Documents, nor any course of dealing between Borrower and Lender, shall operate as a waiver of the right, power or privilege, nor shall a single or partial exercise of any right, power or privilege preclude any other or further exercise of, or the exercise of any other, right, power or privilege. The remedies provided for in this Note are cumulative and are not exclusive of any remedies that may be available to any party to this Note at law, in equity or otherwise.

        16. Writing Required. No modification or waiver of any provisions of this Note or any other Loan Documents, and no consent to any departure by Borrower, shall in any event be effective, without respect to any course of dealing between the parties, unless the modification or waiver shall be in a writing executed by Lender (and Borrower with respect to a modification) and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on Borrower in any case shall thereby entitle Borrower to any other or further notice or demand in the same, similar or other circumstances.

        17. Usury Limitation. Notwithstanding anything contained to the contrary in this Note, Lender shall never be entitled to receive, collect or apply as interest any amount in excess of the maximum rate of interest permitted to be charged by applicable law. If Lender receives, collects or applies as interest any such excess, the amount that would be excessive interest shall be applied to the reduction of the Principal Sum; and if the Principal Sum is paid in full, any remaining excess shall be paid to Borrower. In determining whether or not the interest paid or payable in any specific case exceeds the highest lawful rate, Lender and Borrower shall to the maximum extent permitted under applicable law: (i) characterize any non-principal payment as an expense, fee or premium rather than as interest; and (ii) "spread" the total amount of interest throughout the entire term of the obligation so that the interest rate is deemed to have been uniform throughout the entire term.

        18. Notices. Any notice or demand given under this Note shall be given by delivering it, sending by telecopier (with a confirming copy by regular mail), or by mailing it by certified or registered mail, postage prepaid, return receipt requested, or sent by prepaid overnight courier service addressed to Borrower at: The TriZetto Group, Inc., 567 San Nicolas Drive, Suite 360, Newport Beach, California 92660, Attention: Mr. Michael Sunderland, CFO, Telephone:
(949) 719-2200, Telecopier: (949) 219-2199, with a copy James J. Sullivan, Vice President, Legal Affairs for TriZetto, Telephone: (949) 719-2215, Telecopier:
(949) 219-2197. Any notice to be given to Lender under this Note shall be given by personally delivering it, sending by telecopier (with a confirming copy by regular mail), or mailing it by certified or registered mail, return receipt requested, or sent by prepaid overnight courier service, addressed to Lender at:
2 Wisconsin Circle, 4th Floor, Chevy Chase, Maryland 20815 Attention: Pascale Bissainthe, Chief Counsel, Telephone: (301) 961-1640, Telecopier: (301) 664-9866, or at such other place as Lender may specify in writing to Borrower. Each party may designate a change of address by notice to the other given in accordance with this Section 18 at least fifteen (15) calendar days before such change of address is to become effective. A notice given under this Note shall be deemed received upon receipt if it is personally delivered or sent by telecopier or overnight courier service and five (5) calendar days after it is deposited in the U.S. mail if it is sent by regular mail.

        19. Section Headings. The headings of the several paragraphs of this Note are inserted solely for convenience of reference and are not a part of and are not intended to govern, limit or aid in the construction of any term or provision.

        20. Severability. If any term, provision, covenant or condition of this Note or the application of such term, provision, covenant or condition to any party or circumstance shall be found by a court of competent jurisdiction to be, to any extent, invalid or unenforceable, the remainder of this Note and the application of such term, provision, covenant, or condition to parties or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term, provision, covenant or condition shall be valid and enforced to the fullest extent permitted by law. Upon determination that any such term, provision, covenant or condition is invalid, illegal or unenforceable, Lender may, but is not obligated to, advance funds to Borrower under this Note until Borrower and Lender amend this Note so as to effect the original intent of the parties as closely as possible in a valid and enforceable manner.

        21. Survival of Terms. All covenants, agreements, representations and warranties made in this Note or in any financial statements delivered pursuant to this Note shall survive Borrower's execution and delivery of this Note to Lender and shall continue in full force and effect so long as this Note or any other obligation under this Note shall be outstanding and unpaid or any other obligation of Borrower to Lender or its affiliates under this Note shall remain unperformed.

        22. Indemnity. Borrower hereby agrees to indemnify and hold harmless Lender, its partners, officers, agents and employees (collectively, "Indemnitee") from and against any liability, loss, cost, expense, claim, damage, suit, action or proceeding ever suffered or incurred by Lender (including reasonable attorneys' fees and expenses) arising from Borrower's failure to observe, perform or discharge any of its covenants, obligations, agreements or duties under this Note or from the breach of any of the representations or warranties contained in this Note. In addition, Borrower shall defend Indemnitee against and save it harmless from all claims of any Person with respect to the Collateral. Notwithstanding any contrary provision in this Note, the obligations of Borrower under this Section 22 shall survive the payment in full of the all obligations under this Note and the termination of this Note.

        23. Joint and Several Liability. Each entity comprising Borrower shall be jointly and severally liable for all of the obligations of Borrower under this Note.

        24. Commissions. The transaction contemplated by this Note was brought about by Lender and Borrower acting as principals and without any brokers, agents, or finders being the effective procuring cause. Borrower represents that it has not committed Lender to the payment of any brokerage fee, commission, or charge in connection with this transaction. If any such claim is made on Lender by any broker, finder, or agent or other person, Borrower will indemnify, defend, and hold Lender harmless from and against the claim and will defend any action to recover on that claim, at Borrower's cost and expense, including Lender's counsel fees. Borrower further agrees that until any such claim or demand is adjudicated in Lender's favor, the amount demanded will be deemed a liability of Borrower under this Note, secured by the Collateral.

        25. Third Parties. No rights are intended to be created under this Note or under any other Loan Document for the benefit of any third party donee, creditor, or incidental beneficiary of Borrower. Nothing contained in this Note shall be construed as a delegation to Lender of Borrower's duty of performance, including without limitation Borrower's duties under any account or contract in which Lender has a security interest.

        26. Discharge of Borrower's Obligations. Lender, in its sole discretion, shall have the right at any time, and from time to time, without prior notice to Borrower if Borrower fails to do so, to: (a) obtain insurance covering any of the Collateral as required under this Note; (b) pay for the performance of any of Borrower's obligations under this Note; (c) discharge taxes, liens, security interests, or other encumbrances at any time levied or placed on any of the Collateral in violation of this Note unless Borrower is in good faith with due diligence by appropriate proceedings contesting those items; and (d) pay for the maintenance and preservation of any of the Collateral. Reasonable expenses and advances hereunder shall be added to the Loan, until reimbursed to Lender and shall be secured by the Collateral. Any such payments and advances by Lender shall not be construed as a waiver by Lender of an Event of Default.

        27. Lender Approvals. Unless expressly provided herein to the contrary, any approval, consent, waiver or satisfaction of Lender with respect to any matter that is the subject of this Note, the other Loan Documents may be granted or withheld by Lender in its sole and absolute discretion.

        28. GOVERNING LAW; CONSENT TO JURISDICTION. THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF MARYLAND WITHOUT REGARD TO ANY OTHERWISE APPLICABLE PRINCIPLES OF CONFLICTS OF LAWS. IF ANY ACTION ARISING OUT OF THIS NOTE OR THE OTHER LOAN DOCUMENTS IS COMMENCED BY LENDER IN THE STATE COURTS OF THE STATE OF MARYLAND OR IN THE U.S. DISTRICT COURT FOR THE DISTRICT OF MARYLAND, BORROWER HEREBY CONSENTS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUCH ACTION AND TO THE LAYING OF VENUE IN THE STATE OF MARYLAND. ANY PROCESS IN ANY SUCH ACTION SHALL BE DULY SERVED IF MAILED BY REGISTERED MAIL, POSTAGE PREPAID, TO BORROWER AT ITS ADRESS DESCRIBED IN SECTION 18 OR IF SERVED BY ANY OTHER MEANS PERMITTED BY APPLICABLE LAW.

        29. COOPERATION IN DISCOVERY AND LITIGATION. IN ANY LITIGATION, TRIAL, ARBITRATION OR OTHER DISPUTE RESOLUTION PROCEEDING RELATING TO THIS NOTE OR ANY OF THE OTHER LOAN DOCUMENTS, ALL DIRECTORS, OFFICERS, EMPLOYEES AND AGENTS OF BORROWER OR OF ITS AFFILIATES SHALL BE DEEMED TO BE EMPLOYEES OR MANAGING AGENTS OF BORROWER FOR PURPOSES OF ALL APPLICABLE LAW OR COURT RULES REGARDING THE PRODUCTION OF WITNESSES BY NOTICE FOR TESTIMONY (WHETHER IN A DEPOSITION, AT TRIAL OR OTHERWISE). BORROWER AGREES THAT LENDER'S COUNSEL IN ANY SUCH DISPUTE RESOLUTION PROCEEDING MAY EXAMINE ANY OF THESE INDIVIDUALS AS IF UNDER CROSS-EXAMINATION AND THAT ANY DISCOVERY DEPOSITION OF ANY OF THEM MAY BE USED IN THAT PROCEEDING AS IF IT WERE AN EVIDENCE DEPOSITION. BORROWER IN ANY EVENT WILL USE ALL COMMERCIALLY REASONABLE EFFORTS TO PRODUCE IN ANY SUCH DISPUTE RESOLUTION PROCEEDING, AT THE TIME AND IN THE MANNER REQUESTED BY LENDER, ALL PERSONS, DOCUMENTS (WHETHER IN TANGIBLE, ELECTRONIC OR OTHER FORM) OR OTHER THINGS UNDER ITS CONTROL AND RELATING TO THE DISPUTE IN ANY JURISDICTION THAT RECOGNIZES THAT (OR ANY SIMILAR) DISTINCTION.

        30. WAIVER OF TRIAL BY JURY. EACH OF BORROWER AND LENDER HEREBY (A) COVENANTS AND AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUES TRIABLE OF RIGHT BY A JURY, AND (B) WAIVES ANY RIGHT TO TRIAL BY JURY

FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW HEREAFTER EXIST. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS SEPARATELY GIVEN, KNOWINGLY AND VOLUNTARILY, BY EACH OF BORROWER AND LENDER, AND THIS WAIVER IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A JURY TRIAL WOULD OTHERWISE ACCRUE. EACH PARTY IS HEREBY AUTHORIZED AND REQUESTED TO SUBMIT THIS NOTE TO ANY COURT HAVING JURISDICTION OVER THE SUBJECT MATTER AND THE PARTIES TO THIS NOTE, SO AS TO SERVE AS CONCLUSIVE EVIDENCE OF THE FOREGOING WAIVER OF THE RIGHT TO JURY TRIAL. FURTHER, EACH OF BORROWER AND LENDER HEREBY CERTIFIES THAT NO REPRESENTATIVE OR AGENT OF THE OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WILL NOT SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION.

        31. CONFESSION OF JUDGMENT. BORROWER AUTHORIZES ANY ATTORNEY ADMITTED TO PRACTICE BEFORE ANY COURT OF RECORD IN THE UNITED STATES OR THE CLERK OF SUCH COURT TO APPEAR ON BEHALF OF BORROWER IN ANY COURT IN ONE OR MORE PROCEEDINGS, OR BEFORE ANY CLERK THEREOF OR PROTHONOTARY OR OTHER COURT OFFICIAL, AND TO CONFESS JUDGMENT AGAINST BORROWER IN FAVOR OF LENDER IN THE FULL AMOUNT DUE ON THIS NOTE (INCLUDING PRINCIPAL, ACCRUED INTEREST AND ANY AND ALL CHARGES, FEES AND COSTS) PLUS ATTORNEYS FEES EQUAL TO FIFTEEN PERCENT (15%) OF THE AMOUNT DUE, PLUS COURT COSTS, ALL WITHOUT PRIOR NOTICE OR OPPORTUNITY OF BORROWER FOR PRIOR HEARING. NOTWITHSTANDING ANY OTHER PROVISIONS OF THIS SECTION, THE LENDER ACKNOWLEDGES THAT ATTORNEYS' FEES ARE STATED TO BE FIFTEEN PERCENT (15%) SOLELY FOR PURPOSES OF FIXING A SUM CERTAIN FOR WHICH JUDGEMENT CAN BE ENTERED BY CONFESSION; AND THE LENDER AGREES THAT IN ENFORCING ANY JUDGEMENT BY CONFESSION, LENDER SHALL NOT DEMAND, SOLELY WITH RESPECT TO ATTORNEYS' FEES INCURRED BY THE LENDER IN CONNECTION WITH SUCH INDEBTEDNESS AFTER SUCH JUDGEMENT IS RENDERED, ANY AMOUNTS IN EXCESS OF THE ACTUAL AMOUNT OF ATTORNEYS' FEES CHARGED OR BILLED TO THE LENDER (WHICH ATTORNEYS' FEES SHALL BE CHARGED OR BILLED TO THE LENDER AT THE STANDARD HOURLY RATES). BORROWER AGREES AND CONSENTS THAT VENUE AND JURISDICTION SHALL BE PROPER IN THE CIRCUIT COURT OF ANY COUNTY OF THE STATE OF MARYLAND OR OF BALTIMORE COUNTY, MARYLAND, OR IN THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF MARYLAND. BORROWER WAIVES THE BENEFIT OF ANY AND EVERY STATUTE, ORDINANCE, OR RULE OF COURT WHICH MAY BE LAWFULLY WAIVED CONFERRING UPON BORROWER ANY RIGHT OR PRIVILEGE OF EXEMPTION, HOMESTEAD RIGHTS, STAY OF EXECUTION, OR SUPPLEMENTARY PROCEEDINGS, OR OTHER RELIEF FROM THE ENFORCEMENT OR IMMEDIATE ENFORCEMENT OF A JUDGMENT OR RELATED PROCEEDINGS ON A JUDGMENT. THE AUTHORITY AND POWER TO APPEAR FOR AND ENTER JUDGMENT AGAINST BORROWER SHALL NOT BE

EXHAUSTED BY ONE OR MORE EXERCISES THEREOF, OR BY ANY IMPERFECT EXERCISE THEREOF, AND SHALL NOT BE EXTINGUISHED BY ANY JUDGMENT ENTERED PURSUANT THERETO; SUCH AUTHORITY AND POWER MAY BE EXERCISED ON ONE OR MORE OCCASIONS FROM TIME TO TIME, IN THE SAME OR DIFFERENT JURISDICTIONS, AS OFTEN AS LENDER SHALL DEEM NECESSARY, CONVENIENT AND PROPER.

        32.    APPOINTMENT OF AGENT UNDER THIS AGREEMENT.

               (a) Each of the entities comprising Borrower (other than TriZetto) hereby irrevocably appoints and constitutes TriZetto as its agent to request and receive the Loan (and to otherwise act on behalf of each such entity pursuant to this Note and the other Loan Documents) from Lender in the name or on behalf of each such entity. Lender may disburse the Loan to the bank account of any one or more of such entities without notice to any of the other entities comprising Borrower or any other Person at any time obligated on or in respect of the Obligations.

               (b) Each of the entities comprising Borrower (other than TriZetto) hereby irrevocably appoints and constitutes TriZetto as its agent to receive statements of account and all other notices from Lender with respect to the Obligations or otherwise under or in connection with this Agreement and the other Loan Documents.

               (c) No purported termination of the appointment of TriZetto as agent hereunder shall be effective without the prior written consent of Lender.


                        [THIS SPACE INTENTIONALLY BLANK]

               IN WITNESS WHEREOF, the undersigned have executed this Secured Term Note as of the day and year first above written.

                                        BORROWER:

                                        THE TRIZETTO GROUP, INC.,
                                        a Delaware corporation


                                        By:
                                            -----------------------------------
                                        Name:  Michael J. Sunderland
                                        Title: Chief Financial Officer/Secretary


                                        CREATIVE BUSINESS SOLUTIONS, INC.,
                                        a Texas corporation


                                        By:
                                            -----------------------------------
                                        Name:  Michael J. Sunderland
                                        Title: Chief Financial Officer/Secretary


                                        FINSERV HEALTH CARE SYSTEMS, INC.,
                                        a New York corporation


                                        By:
                                            -----------------------------------
                                        Name:  Michael J. Sunderland
                                        Title: Chief Financial Officer/Secretary



                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                                        HEALTHCARE MEDIA ENTERPRISES, INC.,
                                        a Delaware corporation


                                        By:
                                            -----------------------------------
                                        Name:  Michael J. Sunderland
                                        Title: Chief Financial Officer/Secretary


                                        HEALTHWEB, INC., a Delaware corporation


                                        By:
                                            -----------------------------------
                                        Name:  Michael J. Sunderland
                                        Title: Chief Financial Officer/Secretary


                                        MARGOLIS HEALTH ENTERPRISES, INC.,
                                        a California corporation


                                        By:
                                            -----------------------------------
                                        Name:  Michael J. Sunderland
                                        Title: Chief Financial Officer/Secretary


                                        NOVALIS CORPORATION,
                                        a Delaware corporation


                                        By:
                                            -----------------------------------
                                        Name:  Michael J. Sunderland
                                        Title: Chief Financial Officer/Secretary



                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                                        TRIZETTO APPLICATION SERVICES, INC.,
                                        a Colorado corporation


                                        By:
                                            -----------------------------------
                                        Name:  Michael J. Sunderland
                                        Title: Chief Financial Officer/Secretary


                                        DIGITAL INSURANCE SYSTEMS CORPORATION,
                                        an Ohio corporation


                                        By:
                                            -----------------------------------
                                        Name:  Michael J. Sunderland
                                        Title: Chief Financial Officer/Secretary


                                        HEALTH NETWORKS OF AMERICA, INC.,
                                        a Maryland corporation


                                        By:
                                            -----------------------------------
                                        Name:  Michael J. Sunderland
                                        Title: Chief Financial Officer/Secretary


                                        NOVALIS DEVELOPMENT CORPORATION,
                                        a Delaware corporation


                                        By:
                                            -----------------------------------
                                        Name:  Michael J. Sunderland
                                        Title: Chief Financial Officer/Secretary



                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                                        NOVALIS DEVELOPMENT & LICENSING
                                        CORPORATION, an Indiana corporation


                                        By:
                                            -----------------------------------
                                        Name:  Michael J. Sunderland
                                        Title: Chief Financial Officer/Secretary


                                        NOVALIS SERVICES CORPORATION,
                                        a Delaware corporation


                                        By:
                                            -----------------------------------
                                        Name:  Michael J. Sunderland
                                        Title: Chief Financial Officer/Secretary


                                        ERISCO, INC., a New York corporation


                                        By:
                                            -----------------------------------
                                        Name:  Michael J. Sunderland
                                        Title: Chief Financial Officer/Secretary


                                        RESOURCE INFORMATION
                                        MANAGEMENT SYSTEMS, INC.,
                                        an Illinois corporation


                                        By:
                                            -----------------------------------
                                        Name:  Michael J. Sunderland
                                        Title: Chief Financial Officer/Secretary



                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                                        WINTHROP FINANCIAL GROUP, INC.,
                                        an Illinois corporation


                                        By:
                                            -----------------------------------
                                        Name:  Michael J. Sunderland
                                        Title: Chief Financial Officer/Secretary


                                        OPTION SERVICES GROUP, INC., an
                                        Illinois corporation


                                        By:
                                            -----------------------------------
                                        Name:  Michael J. Sunderland
                                        Title: Chief Financial Officer/Secretary


                                        INFOTRUST COMPANY,
                                        an Illinois corporation


                                        By:
                                            -----------------------------------
                                        Name:  Michael J. Sunderland
                                        Title: Chief Financial Officer/Secretary